                       SEMIANNUAL REPORT / APRIL 30, 2002

                           AIM DEVELOPING MARKETS FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                  MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

   PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA IN 1914, WHERE

    HE WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY INTENSE COLOR AND LIGHT. KLEE

   BROUGHT THESE QUALITIES TO HIS OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED

   PAINTINGS LIKE THE ONE ON THE COVER. RADIATING OPTIMISM AND ENERGY, KLEE'S

    MURAL IS A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S EMERGING

                         MARKETS INTO THE 21ST CENTURY.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees during the reporting period, total returns would have been lower.

o The fund's average annual total returns as of the close of the reporting period ended 4/30/02 (including sales charges) are as follows: Class A shares, one year, 8.07%; five years, -8.72%; inception (1/11/94), -4.22%.
    Class B shares, one year, 7.72%; inception (11/3/97), -7.46%. Class C shares, one year, 11.74%; inception (3/1/99), 5.46%. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, 14.17%; five years, -8.54%; inception (1/11/94), -4.30%. Class B shares, one year, 14.15%; inception (11/3/97),
    -7.64%. Class C shares, one year, 18.31%; inception (3/1/99), 5.57%.

Past performance cannot guarantee comparable future results. DUE TO RECENT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.

o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund may invest in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Markets Free Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

o The unmanaged Lipper Emerging Markets Fund Index represents an average of the performance of the largest Emerging market mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stockmarket performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                    Our nation and our markets have been badly shaken recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

Long-term optimism

   One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, during the reporting period, emerging markets were by far the star performers on the world financial stage with many developing countries posting double-digit gains. AIM Developing Markets Fund Class A shares returned 41.93%, excluding sales charges, outperforming its benchmark, the MSCI Emerging Markets Free Index, which returned 33.67% over the same six-month period. This stands in stark contrast to the return posted by developed markets. The MSCI World Index, for instance, posted a return of only 3.29%.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,


/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

DEVELOPING MARKETS POST IMPRESSIVE RESULTS


HOW DID AIM DEVELOPING MARKETS FUND PERFORM DURING THE REPORTING PERIOD?

After years of being overshadowed by developed-country market returns, developing markets or emerging markets--as they are often called--have finally taken center stage. Given this environment, for the six-month period ended April 30, 2002, AIM Developing Markets Fund returned 41.93% for Class A shares, 41.35% for Class B shares and 41.42% for Class C shares, excluding sales charges. Over the same period, the fund handily outperformed its benchmarks, the MSCI Emerging Markets Free Index, and the Lipper Emerging Market Fund Index, which returned 33.67% and 32.66%, respectively. By dramatic comparison, developed countries--represented by the MSCI World Index--returned 3.29% and U.S. stocks--represented by the S&P 500 Index--returned 2.31%.

WHAT WERE CONDITIONS LIKE IN DEVELOPING MARKETS?

Expectations of a global economic recovery, and improved sentiment for many individual emerging market countries, led the asset class as a whole to a very strong performance. On a regional basis, Asian emerging markets led the world, thanks to improving local economies, upbeat earnings prospects and low stock-price valuations. Export-based economies such as South Korea and Taiwan benefited greatly from improved global demand.

   Latin American markets, sans beleaguered Argentina, also proved exceptionally resilient. Brazil produced positive market gains even with electricity rationing and regional financial turbulence. And Mexico had one of the best-performing stock markets in the world--thanks to strong oil prices, an economy that is highly integrated with that of the United States, and some of the lowest interest rates the country has seen in a decade.

   Eastern European emerging markets, such as Russia also performed strongly. Russia has introduced tough economic reform and that coupled with strong world oil prices, propelled Russian stock gains.

DID THE ECONOMIC TURMOIL IN ARGENTINA INFLUENCE OTHER MARKETS IN THE REGION?

No, actually the fall out from Argentina's economic downward spiral had a negligible effect on most emerging markets. While Argentina's sovereign debt was plummeting, Mexico's debt was actually elevated to investment-grade and bond prices in both Brazil and Russia rose.

   The fund has not invested in Argentine securities for some time. We felt the peso was overvalued a long time before its devaluation.

================================================================================

FUND AT A GLANCE                   [IMAGE]

AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily income. The fund primarily invests in developing-market equity securities of companies, but may also invest in developing market debt securities.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   All-cap fund may invest in small, mid or large-cap companies

o Normally invests in emerging market equity but may also invest in emerging-market debt

o Developing countries are those that are in the initial stages of their industrial cycles

================================================================================

================================================================================

FUND VS. INDEXES                   [BAR CHART]

Total Returns, excluding sales charges 10/31/01--4/30/02


Fund Class A Shares at NAV           41.93%

MSCI Emerging Markets Free Index     33.67%

Lipper Emerging Markets Fund Index   32.66%

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------

 1. Anglo American PLC (South Africa)          4.1%      1. Banks                                 15.5%      1. South Korea   18.9%

 2. Kookmin Bank ADR (South Korea)             3.3       2. Electronic Equipment & Instruments     7.4       2. Taiwan        11.3

 3. Samsung Electronics Co.                              3. Wireless Telecommunication Services    7.3       3. Brazil        10.5
    Ltd-GDR Reg S (South Korea)                3.0
                                                         4. Diversified Financial Services         6.9       4. South Africa   9.4
 4. Taiwan Semiconductor Manufacturing Co.
    Ltd.- Equity Participation Ctfs. (Taiwan)  2.5       5. Integrated Telecommunication Services  6.6       5. Mexico         8.4

 5. China Unicom Ltd. (Hong Kong)              2.1       6. Integrated Oil & Gas                   5.7       6. Malaysia       6.8

 6. India Technology Equity Participation                7. Diversified Metals & Mining            5.1       7. Hong Kong      6.5
    Ctfs. (India)                              1.8
                                                         8. Electric Utilities                     4.7       8. Russia         6.1
 7. Grupo Financiero BBVA Bancomer,
    S.A. de C.V.- Class O (Mexico)             1.7       9. Semiconductors                         2.8       9. India          3.5

 8. Grupo Televisa S.A.-ADR (Mexico)           1.7      10. Multi-Sector Holdings                  2.2      10. China          3.1

 9. Samsung Electronics Co., Ltd.-GDR
    (South Korea)                              1.7

10. TCL International Holdings Ltd.
    (Hong Kong)                                1.6

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==================================================================================================================================

HOW DID YOU MANAGE THE FUND?

There are several sectors/industries we find attractive. For instance, medium capitalization Malaysian stocks. We feel our emphasis on mid-cap Malaysian financial, gaming and inexpensive commodity producers proved beneficial to performance. We also continue to increase our position in Chinese consumption stocks as we believe there will be strong economic activity in China that will support strong earnings growth and further re-rating. And although Brazilian telecommunications stocks have been undermined by political and regulatory concerns, the stocks are compellingly cheap. Further interest rate reductions, a clearer political outlook and a gradually improving economy could help the sector. Conversely, we have gradually reduced our position in Taiwanese technology stocks, as we have grown concerned that valuations are discounting a strong recovery in technology spending.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

We'll mention two stocks--one of which has performed well for the fund; the other while detracting from performance recently is still, in our opinion, attractive.

   SAMSUNG ELECTRONICS is the world's largest DRAM memory chipmaker. We feel this South Korean stock has benefited fund performance, as the company has been able to gain market share and improve margins through increased product quality and low production costs. It has reported stronger-than-expected quarterly results and has good long-term momentum.

   CHINA UNICOM, a state-controlled company, provides paging, long-distance and international phone service, as well as data service and mobile communications. Unfortunately, China Unicom has detracted from fund performance as it has been negatively affected by poor sentiment toward the global telecommunications sector. We continue to hold the stock, as we believe it is backed by strong Chinese demand and has an attractive valuation.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

For years, emerging markets seemed to take a back seat to their developed-country counterparts, but that trend reversed late last year. Indeed, investors have taken note that emerging markets are trading at a very large discount compared to their developed-market peers. And as many companies in emerging market countries are just now at the beginning of their earnings cycle, profits are still growing.

PORTFOLIO MANAGEMENT TEAM

William Barron
John Cleary
Christine Rowley


          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/ AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS

   Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS

    Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construc-tion or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                    [GRAPHIC]

HIGH-YIELD BONDS

   High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS

    Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-94.43%

ARGENTINA-0.00%

Banco Hipotecario S.A.-Wts., expiring
  02/02/04 (Banks) (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)                                    617   $          0
=========================================================================

BRAZIL-10.53%

Brasil Telecom Participacoes S.A. (Integrated
  Telecommunication Services)                  154,881,000      1,134,876
-------------------------------------------------------------------------
Brasil Telecom Participacoes S.A.-Pfd.
  (Integrated Telecommunication Services)      231,900,000      1,797,446
-------------------------------------------------------------------------
Companhia Energetica de Minas Gerais-Pfd.
  (Electric Utilities)                          74,700,000      1,180,140
-------------------------------------------------------------------------
Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                             159,035      1,133,920
-------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A. (Steel)     97,533,000      1,929,179
-------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)(d)                               49,825      1,359,724
-------------------------------------------------------------------------
Companhia Vale do Rio Doce-Class A Pfd.
  (Diversified Metals & Mining)                     40,000      1,075,815
-------------------------------------------------------------------------
Eletropaulo Metropolitana-Pfd. (Electric
  Utilities)                                    31,516,000        780,892
-------------------------------------------------------------------------
Investimentos Itau S.A.-Pfd. (Industrial
  Conglomerates)                                 1,250,000      1,228,293
-------------------------------------------------------------------------
Investimentos Itau S.A.-Pfd.-Rts., expiring
  05/29/02 (Industrial Conglomerates)(b)            31,874          2,970
-------------------------------------------------------------------------
Petroleo Brasileiro S.A. (Integrated Oil &
  Gas)                                              48,500      1,194,526
-------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           108,600      2,541,240
-------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes
  S.A.-ADR (Wireless Telecommunication
  Services)                                        256,200      1,511,580
-------------------------------------------------------------------------
Tele Nordeste Celular Participacoes S.A.-ADR
  (Wireless Telecommunication Services)             12,500        259,375
-------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.-ADR
  (Integrated Telecommunication Services)          184,534      2,330,636
-------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A. (Integrated
  Telecommunication Services)                   86,027,027            729
-------------------------------------------------------------------------
Telemig Celular Participacoes S.A.-ADR
  (Wireless Telecommunication Services)             10,000        210,600
-------------------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-Units
  (Banks)(e)                                     5,400,471        265,334
-------------------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-GDR (Banks)       137,016      3,356,892
-------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-ADR (Paper
  Products)                                         52,254      1,007,980
-------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-Pfd. (Paper
  Products)                                     45,587,000      1,772,506
=========================================================================
                                                               26,074,653
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

CHINA-3.07%

China Petroleum and Chemical Corp.
  (Sinopec)-Class H (Integrated Oil & Gas)(d)   10,700,000   $  1,714,941
-------------------------------------------------------------------------
China Southern Airlines Co.-Class H
  (Airlines)                                     7,622,000      2,540,960
-------------------------------------------------------------------------
Qingling Motors Co. Ltd.-Class H (Automobile
  Manufacturers)(d)                             20,080,000      3,347,053
=========================================================================
                                                                7,602,954
=========================================================================

HONG KONG-6.52%

China Unicom Ltd. (Wireless Telecommunication
  Services)(d)                                   5,441,000      5,302,099
-------------------------------------------------------------------------
China Unicom Ltd.-ADR (Wireless
  Telecommunication Services)(d)                   124,500      1,226,325
-------------------------------------------------------------------------
Cosco Pacific Ltd. (Marine Ports &
  Services)(d)                                   3,792,000      2,990,191
-------------------------------------------------------------------------
Henderson Land Development Co., Ltd. (Real
  Estate Management & Development)                 573,000      2,791,861
-------------------------------------------------------------------------
TCL International Holdings Ltd. (Consumer
  Electronics)                                  12,698,000      3,826,121
=========================================================================
                                                               16,136,597
=========================================================================

HUNGARY-0.82%

MOL Magyar Olaj-es Gazipari Rt.-GDR
  (Integrated Oil & Gas)                            96,900      2,011,644
-------------------------------------------------------------------------
Pannonplast Rt. (Commodity Chemicals)                2,126         19,993
-------------------------------------------------------------------------
Technoimpex (Multi-Sector Holdings)(c)(d)            1,400              0
=========================================================================
                                                                2,031,637
=========================================================================

INDIA-3.50%

Gujarat Ambuja Cements Equity Participation
  Ctfs., expiring 02/19/03 (Goldman Sachs)
  (Telecommunications Equipment) (Acquired
  02/07/02; Cost $1,867,321)(a)(b)               2,005,500      1,431,927
-------------------------------------------------------------------------
Hindalco Industries Ltd.-GDR (Aluminum)
  (Acquired 01/04/02-01/25/02; Cost
  $758,457)(a)                                      52,444        891,548
-------------------------------------------------------------------------
ICICI Bank Ltd.-ADR (Diversified Financial
  Services)                                        292,514      1,860,389
-------------------------------------------------------------------------
India Technology-Equity Participation Ctfs.,
  expiring 02/07/03 (Goldman Sachs) (Computer
  Hardware)(b)                                      21,710      4,484,157
=========================================================================
                                                                8,668,021
=========================================================================

INDONESIA-1.70%

Indonesian Satellite Corp. TBK (Integrated
  Telecommunication Services)                      645,500        882,114
-------------------------------------------------------------------------
PT Telekomunikusi Indonesia (Integrated
  Telecommunication Services)                    7,413,500      3,337,267
=========================================================================
                                                                4,219,381
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ISRAEL-1.58%

IDB Development Corp. Ltd. (Multi-Sector
  Holdings)(d)                                      52,600   $  1,014,390
-------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Telecommunications
  Equipment)(d)                                     59,100        740,523
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 38,300      2,145,183
=========================================================================
                                                                3,900,096
=========================================================================

MALAYSIA-6.75%

Commerce Asset-Holdings Berhad (Banks)             759,000      1,827,568
-------------------------------------------------------------------------
Genting Berhad (Casinos & Gaming)                  545,000      2,237,339
-------------------------------------------------------------------------
IOI Corp. Berhad (Agricultural Products)         1,509,000      2,541,440
-------------------------------------------------------------------------
Public Bank Berhad (Banks)                       1,212,000      1,250,257
-------------------------------------------------------------------------
Public Bank Berhad (Banks)(d)                    1,102,000        916,388
-------------------------------------------------------------------------
Public Finance Berhad (Banks)                      627,000      1,072,486
-------------------------------------------------------------------------
RHB Capital Berhad (Banks)                       2,391,000      1,604,466
-------------------------------------------------------------------------
Sime Darby Berhad (Industrial Conglomerates)     1,636,000      2,324,811
-------------------------------------------------------------------------
Star Publications Berhad (Publishing &
  Printing)                                        872,000      1,617,768
-------------------------------------------------------------------------
Tanjong Public Ltd. Co. (Casinos & Gaming)(d)      466,000      1,312,141
=========================================================================
                                                               16,704,664
=========================================================================

MEXICO-8.43%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)             99,500      1,855,675
-------------------------------------------------------------------------
Carso Global Telecom-Class A1 (Integrated
  Telecommunication Services)(d)                 1,550,000      3,670,337
-------------------------------------------------------------------------
Cemex S.A. de C.V.-CPO (Construction
  Materials)                                       369,400      2,322,774
-------------------------------------------------------------------------
Cemex S.A. de CV-Wts., expiring 12/21/04
  (Construction Materials) (Acquired
  12/16/99; Cost $7,704)(a)(b)                      22,000         17,084
-------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                           45,000      1,250,100
-------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.-ADR
  (Soft Drinks)                                     55,424      2,652,038
-------------------------------------------------------------------------
Grupo Financiero BanCrecer S.A. de C.V.-
  Series B (Diversified Financial
  Services)(d)                                           1              0
-------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.- Class
  O (Banks)(d)                                      57,000        151,891
-------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de
  C.V.-Class O (Banks)(d)                        4,306,490      4,265,031
-------------------------------------------------------------------------
Grupo Posadas S.A.-Series L (Hotels)(d)            752,300        424,147
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)(d)                                            94,228      4,259,106
=========================================================================
                                                               20,868,183
=========================================================================

RUSSIA-6.11%

AO Mosenegro-ADR (Electric Utilities)              533,255      2,234,338
-------------------------------------------------------------------------
Lukoil Holding-ADR (Integrated Oil & Gas)           41,200      2,929,765
-------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                       81,583      2,557,627
-------------------------------------------------------------------------
RAO Unified Energy System-GDR REGS (Electric
  Utilities)(d)                                    242,640      3,625,042
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
RUSSIA-(CONTINUED)

YUKOS-ADR (Integrated Oil & Gas)                    25,700   $  3,774,315
=========================================================================
                                                               15,121,087
=========================================================================

SOUTH AFRICA-9.36%

Anglo American Platinum Corp. Ltd. (Precious
  Metals & Minerals)                                62,300      2,959,994
-------------------------------------------------------------------------
Anglo American PLC (Diversified Metals &
  Mining)                                          645,400     10,160,922
-------------------------------------------------------------------------
Barloworld Ltd. (Industrial Conglomerates)         276,000      1,668,260
-------------------------------------------------------------------------
Gold Fields Ltd. (Gold)                            188,300      2,262,212
-------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)                                37,101      2,395,519
-------------------------------------------------------------------------
Sanlam Ltd. (Life & Health Insurance)(d)         3,031,000      2,527,964
-------------------------------------------------------------------------
Standard Bank Investment Corp. Ltd. (Banks)        365,900      1,182,977
=========================================================================
                                                               23,157,848
=========================================================================

SOUTH KOREA-18.90%

Daishin Securities Co.-Pfd. (Diversified
  Financial Services)                              149,500      1,078,627
-------------------------------------------------------------------------
Hite Brewery Co., Ltd. (Brewers)                    24,300      1,366,757
-------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(d)                                  254,000      1,404,981
-------------------------------------------------------------------------
Kangwon Land Inc. (Casinos & Gaming)(d)             10,900      1,272,653
-------------------------------------------------------------------------
Kookmin Bank-ADR (Banks)                           173,783      8,080,909
-------------------------------------------------------------------------
Korea Electric Power Corp. (Electric
  Utilities)                                       136,100      2,586,850
-------------------------------------------------------------------------
Korea Stock Price Index-Equity Participation
  Ctfs., expiring 04/14/03 (Merrill Lynch)
  (Diversified Financial Services)(b)           18,384,697      1,517,399
-------------------------------------------------------------------------
Korea Telecom Corp.-Equity Participation
  Ctfs., expiring 11/01/02 (Merrill Lynch)
  (Integrated Telecommunication Services)
  (Acquired 10/24/01; Cost $657,676)(a)(b)          18,110        817,685
-------------------------------------------------------------------------
KT CORP.-ADR (Integrated Telecommunication
  Services)                                        102,000      2,310,300
-------------------------------------------------------------------------
POSCO-ADR (Steel)                                  132,600      3,242,070
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                           8,600      2,548,642
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR (Electronic
  Equipment & Instruments) (Acquired
  07/25/01-01/02/02; Cost $2,157,161)(a)            56,300      4,219,685
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR, REGS
  (Electronic Equipment & Instruments)              51,123      7,538,086
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-Pfd.
  (Electronic Equipment & Instruments)              18,900      2,844,531
-------------------------------------------------------------------------
Samsung Securities Co. Ltd. (Diversified
  Financial Services)                               76,200      2,571,528
-------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      158,192      3,383,727
=========================================================================
                                                               46,784,430
=========================================================================

TAIWAN-11.25%

Chinatrust Commercial Bank-Equity
  Participation Ctfs., expiring 07/22/02 (ABN
  AMRO) (Diversified Financial Services)
  (Acquired 07/20/01-10/02/01; Cost
  $790,871)(a)(b)                                1,480,780      1,301,458
-------------------------------------------------------------------------

DEVELOPING MARKETS FUND

                                                                MARKET
                                                 SHARES         VALUE
TAIWAN-(CONTINUED)

First Commercial Bank-Wts.-Equity
  Participation Ctfs., expiring 04/14/04
  (Morgan Stanley) (Banks)(b)                    2,619,200   $  1,870,895
-------------------------------------------------------------------------
Fubon Securities-Wts.-Equity Participation
  Ctfs., expiring 08/29/02 (Merrill Lynch)
  (Diversified Financial Services)(b)            5,326,600      3,606,641
-------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR
  (Computer Storage & Peripherals) (Acquired
  04/12/02-04/19/02; Cost $1,015.080)(a)(d)        111,861        993,326
-------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR REGS
  (Computer Storage & Peripherals)(d)              167,139      1,484,194
-------------------------------------------------------------------------
Realtek Semiconductor-Equity Participation
  Ctfs., expiring 01/17/05 (Salomon Smith
  Barney) (Semiconductors)(b)                      410,700      1,919,612
-------------------------------------------------------------------------
Taiwan Index Equity Participation Ctfs.,
  expiring 06/27/02 (Goldman Sachs)
  (Multi-Sector Holdings)(b)                       420,300      3,261,528
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.,
  Ltd.-Equity Participation Ctfs., expiring
  01/15/04 (Salomon Smith Barney) (Banks)(b)     2,418,417      6,058,135
-------------------------------------------------------------------------
United Microelectronics Corp.
  (Semiconductors)(d)                            1,203,590      1,839,927
-------------------------------------------------------------------------
United Microelectronics Corp. Ltd.-Equity
  Participation Ctfs., expiring 03/13/03 (UBS
  Warburg) (Semiconductors)(b)                   2,142,746      3,235,546
-------------------------------------------------------------------------
Wan Hai Lines Ltd.-Equity Participation
  Ctfs., expiring 01/17/05 (Salomon Smith
  Barney) (Marine)(b)                            2,118,000      1,099,242
-------------------------------------------------------------------------
Yageo Corp.-GDR (Electronic Equipment &
  Instruments)(d)                                  300,118      1,170,460
=========================================================================
                                                               27,840,964
=========================================================================

THAILAND-2.91%

Bangkok Bank PCL-NVDR (Banks)(c)(d)              1,630,000      1,941,149
-------------------------------------------------------------------------
National Finance PCL (Diversified Financial
  Services)(c)(d)                                1,753,900        616,471
-------------------------------------------------------------------------
National Finance PCL-NVDR (Diversified
  Financial Services)(d)                         2,885,800        867,508
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
THAILAND-(CONTINUED)

Shin Corp. PCL (Wireless Telecommunication
  Services)(d)                                   4,640,000   $  1,727,460
-------------------------------------------------------------------------
Siam Commercial Bank PCL-$1.37 Conv. Pfd.
  (Banks)(d)                                     3,655,000      2,053,798
=========================================================================
                                                                7,206,386
=========================================================================

TURKEY-1.53%

Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)                                    289,055,562      1,249,272
-------------------------------------------------------------------------
Yapi ve Kredi Bankasi A.S. (Banks)             887,869,500      2,547,166
=========================================================================
                                                                3,796,438
=========================================================================

UNITED KINGDOM-1.47%

India Consumer & Finance-Equity Participation
  Ctfs., expiring 02/07/03 (Goldman Sachs)
  (Diversified Financial Services)(b)                3,474      3,640,022
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $198,444,753)                           233,753,361
=========================================================================

                                                PRINCIPAL       MARKET
                                                AMOUNT(f)       VALUE
NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
  BONDS-0.00%

BRAZIL-0.00%

Companhia Vale Do Rio Doce, Non Conv. Bonds
  (Diversified Metals & Mining) 0.00%,
  12/31/09 (Cost $0)(c)(g)                     BRL 276,400              0
=========================================================================

                                                 SHARES         VALUE
MONEY MARKET FUNDS-3.67%

STIC Liquid Assets Portfolio(h)                  4,544,748      4,544,748
-------------------------------------------------------------------------
STIC Prime Portfolio(h)                          4,544,748      4,544,748
=========================================================================
    Total Money Market Funds (Cost
      $9,089,496)                                               9,089,496
=========================================================================
TOTAL INVESTMENTS-98.10% (Cost $207,534,249)                  242,842,857
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.90%                             4,711,093
=========================================================================
NET ASSETS-100.00%                                           $247,553,950
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
CPO   - Certificates of Ordinary Participation
Ctfs  - Certificates
GDR   - Global Depositary Receipt
NVDR  - Non-Voting Depositary Receipt
Pfd.  - Preferred
REGS  - Regulation S
Rts   - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/02 was $9,672,713, which represented 3.91% of the Fund's net assets.
(b) Non-income producing securities acquired as part of a unit with or in exchange for other securities.
(c) Securities fair valued in accordance with the procedures established by the Board of Trustees.
(d) Non-income producing securities.
(e) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $207,534,249)*                               $242,842,857
-----------------------------------------------------------
Foreign currencies, at value (cost
  $1,267,745)                                     1,247,157
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,207,825
-----------------------------------------------------------
  Fund shares sold                                4,431,799
-----------------------------------------------------------
  Dividends                                       1,161,197
-----------------------------------------------------------
Investment for deferred compensation plan             1,362
-----------------------------------------------------------
Collateral for securities loaned                 12,267,774
-----------------------------------------------------------
Other assets                                         49,678
===========================================================
     Total assets                               266,209,649
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           5,277,221
-----------------------------------------------------------
  Fund shares reacquired                            551,379
-----------------------------------------------------------
  Deferred compensation plan                          1,362
-----------------------------------------------------------
  Collateral upon return of securities loaned    12,267,774
-----------------------------------------------------------
Accrued distribution fees                           284,094
-----------------------------------------------------------
Accrued trustees' fees                                  654
-----------------------------------------------------------
Accrued transfer agent fees                          80,400
-----------------------------------------------------------
Accrued operating expenses                          192,815
===========================================================
     Total liabilities                           18,655,699
===========================================================
Net assets applicable to shares outstanding    $247,553,950
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $186,829,081
___________________________________________________________
===========================================================
Class B                                        $ 55,926,608
___________________________________________________________
===========================================================
Class C                                        $  4,798,261
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          21,069,672
___________________________________________________________
===========================================================
Class B                                           6,353,745
___________________________________________________________
===========================================================
Class C                                             545,692
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.87
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.87 divided by
       95.25%)                                 $       9.31
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.80
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.79
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $11,906,188 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $145,385)                                     $ 1,846,154
-----------------------------------------------------------
Dividends from affiliated money market funds         44,331
-----------------------------------------------------------
Interest                                                514
-----------------------------------------------------------
Security lending income                              93,101
===========================================================
    Total investment income                       1,984,100
===========================================================

EXPENSES:

Advisory fees                                     1,048,307
-----------------------------------------------------------
Administrative services fees                         24,794
-----------------------------------------------------------
Custodian fees                                       79,521
-----------------------------------------------------------
Distribution fees -- Class A                        348,993
-----------------------------------------------------------
Distribution fees -- Class B                        291,629
-----------------------------------------------------------
Distribution fees -- Class C                         16,593
-----------------------------------------------------------
Transfer agent fees                                 608,296
-----------------------------------------------------------
Trustee's fees                                        4,760
-----------------------------------------------------------
Other                                               170,791
===========================================================
    Total expenses                                2,593,684
===========================================================
Less: Fees waived                                  (538,430)
-----------------------------------------------------------
    Expenses paid indirectly                         (5,179)
===========================================================
    Net expenses                                  2,050,075
===========================================================
Net investment income (loss)                        (65,975)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             855,522
-----------------------------------------------------------
  Foreign currencies                               (179,629)
===========================================================
                                                    675,893
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          68,013,198
-----------------------------------------------------------
  Foreign currencies                                (51,367)
===========================================================
                                                 67,961,831
-----------------------------------------------------------
Net gain from investment securities and
  foreign currencies                             68,637,724
===========================================================
Net increase in net assets resulting from
  operations                                    $68,571,749
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                  2002             2001
                                                              -------------    -------------
OPERATIONS:

  Net investment income (loss)                                $     (65,975)   $   3,079,374
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                              675,893      (64,271,885)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            67,961,831        3,067,104
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  68,571,749      (58,125,407)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (1,561,040)        (702,997)
--------------------------------------------------------------------------------------------
  Class B                                                          (329,075)              --
--------------------------------------------------------------------------------------------
  Class C                                                           (12,188)              --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        29,878,790       12,675,071
--------------------------------------------------------------------------------------------
  Class B                                                       (14,552,890)      (8,454,997)
--------------------------------------------------------------------------------------------
  Class C                                                         2,080,720          553,866
============================================================================================
    Net increase (decrease) in net assets                        84,076,066      (54,054,464)
============================================================================================

NET ASSETS:

  Beginning of period                                           163,477,884      217,532,348
============================================================================================
  End of period                                               $ 247,553,950    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 477,128,882    $ 459,722,262
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (219,667)       1,748,611
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (264,562,848)    (265,238,741)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            35,207,583      (32,754,248)
============================================================================================
                                                              $ 247,553,950    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $259,298,559 at October 3, 2001, is broken down by expiration date as follows:

      CAPITAL LOSS
      CARRYFORWARD                                                 EXPIRATION
      ------------                                                 ----------
      $    963,721                                              October 31, 2002
      --------------------------------------------------------------------------
         4,421,874                                              October 31, 2003
      --------------------------------------------------------------------------
        92,557,012                                              October 31, 2005
      --------------------------------------------------------------------------
        77,805,108                                              October 31, 2006
      --------------------------------------------------------------------------
         9,273,499                                              October 31, 2007
      --------------------------------------------------------------------------
        15,085,807                                              October 31, 2008
      --------------------------------------------------------------------------
        59,191,538                                              October 31, 2009
      ==========================================================================
      $259,298,559
      --------------------------------------------------------------------------
      ==========================================================================


       Utilization of such capital losses may be limited to the extent required under IRS rules.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $538,430.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,794 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $401,847 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $348,993, $291,629 and $16,593 respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $14,583 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $322, $0 and $160 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $1,409 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,209 and reductions in custodian fees of $3,970 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,179.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $11,906,188 were on loan to brokers. The loans were secured by cash collateral of $12,267,774 received by the Fund and invested in affiliated money market funds as follows:
$6,133,887 in STIC Liquid Assets Portfolio and $6,133,887 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $93,101 for securities lending.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $144,911,933 and $139,539,866, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 45,870,979
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (11,657,149)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 34,213,830
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $208,629,027.


NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:
  Class A                                                     12,728,110    $104,115,928      8,529,822    $ 66,809,739
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,247,650      10,581,146      1,134,573       9,569,113
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,943,476      32,078,994        516,122       3,438,363
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        154,285       1,189,539         58,770         501,891
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         36,032         276,365             --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                          1,388          10,628             --              --
=======================================================================================================================
Issued in connection with acquisitions:
  Class A                                                             --              --      4,170,350      29,375,552*
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --      2,805,581      19,479,675*
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         72,210         500,597*
=======================================================================================================================
Reacquired:
  Class A                                                     (9,330,809)    (75,426,677)   (10,564,832)    (84,012,111)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,090,173)    (25,410,401)    (4,848,920)    (37,503,785)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,668,473)    (30,008,902)      (503,177)     (3,385,094)
=======================================================================================================================
                                                               2,021,486    $ 17,406,620      1,370,499    $  4,773,940
_______________________________________________________________________________________________________________________
=======================================================================================================================

* As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Latin American Growth Fund pursuant to a plan of reorganization approved by AIM Latin American Growth Fund's shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,048,141 shares of the Fund for 4,138,175 shares of AIM Latin American Growth Fund shares outstanding as of the close of business on September 7, 2001. AIM Latin American Growth Fund's net assets at that date of $49,355,824 including $(14,203,098) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $139,205,478.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                    ---------------------------------------------------------------------------
                                                    SIX MONTHS                                                      TEN MONTHS
                                                      ENDED                    YEAR ENDED OCTOBER 31,                  ENDED
                                                    APRIL 30,        -------------------------------------------    OCTOBER 31,
                                                     2002(a)         2001(a)     2000(a)     1999(a)     1998(a)      1997(b)
                                                    ----------       --------    --------    --------    -------    -----------
Net asset value, beginning of period                 $   6.32        $   8.89    $   9.86    $   7.53   $ 12.56      $  13.84
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    --            0.15        0.01        0.06      0.39(c)       0.25
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      2.64           (2.67)      (0.95)       2.36     (5.10)        (1.53)
===============================================================================================================================
    Total from investment operations                     2.64           (2.52)      (0.94)       2.42     (4.71)        (1.28)
===============================================================================================================================
Redemptions fees retained                                  --              --        0.01        0.03      0.28            --
===============================================================================================================================
Less dividends from net investment income               (0.09)          (0.05)      (0.04)      (0.12)    (0.60)           --
===============================================================================================================================
Net asset value, end of period                       $   8.87        $   6.32    $   8.89    $   9.86   $  7.53      $  12.56
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(d)                                         41.93%         (28.51)%     (9.52)%     33.11%   (37.09)%       (9.25)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $186,829        $110,756    $136,160    $157,198   $87,517      $457,379
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                       1.76%(e)        1.76%       1.87%       1.91%     1.93%         1.75%(f)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.26%(e)        2.26%       1.95%       2.38%     2.34%         1.83%(f)
===============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.10)%(e)       1.95%       0.05%       0.68%     3.84%         2.03%(f)
===============================================================================================================================
Ratio of interest expense to average net assets            --            0.00%       0.01%       0.01%     0.20%           --
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                    67%            144%        192%        125%      111%          184%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All Capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Does not include sales charges and is not annualized for period less than one year.
(e) Ratios are annualized and based on average daily net assets of $154,664,138.
(f)  Annualized.


                                                                                       CLASS B
                                                          ------------------------------------------------------------------
                                                                                                            NOVEMBER 3, 1997
                                                          SIX MONTHS                                          (DATE SALES
                                                            ENDED             YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                          APRIL 30,        -----------------------------      OCTOBER 31,
                                                           2002(a)         2001(a)    2000(a)    1999(a)        1998(a)
                                                          ----------       -------    -------    -------    ----------------
Net asset value, beginning of period                       $  6.25        $  8.79    $  9.79    $  7.49              $ 12.56
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)          0.11      (0.06)      0.01                 0.31(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               2.61          (2.65)     (0.94)      2.37                (5.07)
============================================================================================================================
    Total from investment operations                          2.59          (2.54)     (1.00)      2.38                (4.76)
============================================================================================================================
Redemptions fees retained                                       --             --         --         --                 0.28
============================================================================================================================
Less dividends from net investment income                    (0.04)            --         --      (0.08)               (0.59)
============================================================================================================================
Net asset value, end of period                             $  8.80        $  6.25    $  8.79    $  9.79              $  7.49
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                              41.58%        (28.90)%   (10.21)%    32.14%              (39.76)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $55,927        $51,040    $79,754    $49,723              $   154
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                            2.31%(d)       2.35%      2.47%      2.51%                2.68%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.81%(d)       2.85%      2.55%      2.98%                3.09%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.46)%(d)      1.36%     (0.56)%     0.08%                3.09%(e)
============================================================================================================================
Ratio of interest expense to average net assets                 --           0.00%      0.01%      0.01%                0.20%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                         67%           144%       192%       125%                 111%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(d) Ratios are annualized and based on average daily net assets of $58,809,244.
(e)  Annualized.

DEVELOPING MARKETS FUND


                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                       MARCH 1, 1999
                                                              SIX MONTHS             YEAR ENDED        (DATE SALES
                                                               ENDED                OCTOBER 31,        COMMENCED) TO
                                                              APRIL 30,          ------------------    OCTOBER 31,
                                                              2002(a)            2001(a)    2000(a)     1999(a)
                                                              ----------         -------    -------    -------------
Net asset value, beginning of period                            $ 6.25           $ 8.79     $ 9.79        $ 7.47
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)            0.10      (0.06)           --
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.60            (2.64)     (0.94)         2.32
====================================================================================================================
    Total from investment operations                              2.58            (2.54)     (1.00)         2.32
====================================================================================================================
Less dividends from net investment income                        (0.04)              --         --            --
====================================================================================================================
Net asset value, end of period                                  $ 8.79           $ 6.25     $ 8.79        $ 9.79
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  41.42%          (28.90)%   (10.21)%       31.06%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,798           $1,682     $1,618        $  412
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                2.31%(c)         2.35%      2.47%         2.51%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.81%(c)         2.85%      2.55%         2.98%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(c)        1.36%     (0.56)%        0.08%(d)
====================================================================================================================
Ratio of interest expense to average net assets                     --             0.00%      0.01%         0.01%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             67%             144%       192%          125%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,346,007.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            SUB-ADVISOR
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            INVESCO Asset Management Limited
Prema Mathai-Davis                                                                          11 Devonshire Square
                                                  Melville B. Cox                           London EC2M 4YR
Lewis F. Pennock                                  Vice President                            England

Ruth H. Quigley                                                                             TRANSFER AGENT

Louis S. Sklar                                                                              A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
                                                                                            Houston, TX 77210-4739

                                                                                            CUSTODIAN

                                                                                            State Street Bank and Trust Company
                                                                                            225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                EQUITY FUNDS

        DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
           MORE AGGRESSIVE                                  MORE AGGRESSIVE                 since 1976 and manages approximately
                                                                                            $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)                  AIM Developing Markets                      million shareholders, including
AIM Mid Cap Opportunities(1)                    AIM European Small Company                  individual investors, corporate clients
AIM Large Cap Opportunities(1)                  AIM Asian Growth                            and financial institutions.*
AIM Emerging Growth                             AIM International Emerging Growth
AIM Small Cap Growth(2)                         AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                           AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                              AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                     AIM International Equity                    of the world's largest independent
AIM Constellation                               AIM Global Growth                           financial services companies with $400
AIM Large Cap Growth                            AIM Worldwide Spectrum                      billion in assets under management.*
AIM Weingarten                                  AIM Global Trends
AIM Small Cap Equity                            AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                         MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                              SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                               MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                       AIM New Technology
AIM Charter                                     AIM Global Telecommunications and Technology
AIM Basic Value                                 AIM Global Energy(5)
AIM Large Cap Basic Value                       AIM Global Infrastructure
AIM Balanced                                    AIM Global Financial Services
AIM Basic Balanced                              AIM Global Health Care
                                                AIM Global Utilities
          MORE CONSERVATIVE                     AIM Real Estate(6)

                                                           MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

      TAXABLE FIXED-INCOME FUNDS                       TAX-FREE FIXED-INCOME FUNDS

           MORE AGGRESSIVE                                  MORE AGGRESSIVE

AIM High Yield II                               AIM High Income Municipal
AIM High Yield                                  AIM Municipal Bond
AIM Strategic Income                            AIM Tax-Free Intermediate
AIM Income                                      AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                                      MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

          MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                        [AIM LOGO APPEARS HERE]
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                                                        INVEST WITH DISCIPLINE
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